UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 24, 2017
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

______________________________________
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Item 1.01 Entry into a Material Definitive Agreement.

In May 2016, Castlight Health, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with SAP Technologies, Inc. (“SAP”) pursuant to which it sold and issued to SAP approximately 4.7 million shares (“Shares”) of its Class B Common Stock and a warrant (“Warrant”) to purchase up to approximately 1.9 million shares of its Class B Common Stock.

             On April 24, 2017 SAP and the Company amended the Warrant to modify the conditions to the vesting of the Warrant. The amendment is attached to this current report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. Under the initial terms of the Warrant, it would expire upon the earlier of (i) four years from the date the Company enters into certain business alliance agreements with SAP, and (ii) May 17, 2017 if such agreements are not entered into by such date. Under the amendment, the Warrant now expires upon the earlier of (i) four years from the date the Company and SAP enter into a Solution Extension Reseller Agreement (the “Alliance Agreement”), which, if entered into, would focus on the resale of mutually agreed upon Company product by SAP or any of its affiliates, and (ii) November 17, 2017 if such agreement is not entered into by such date. The exercise price of the Warrant remains at $4.91 per share, but it will not become execrable until the Alliance Agreement is signed.

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2017, the Company issued a press release announcing its results for the three months ended March 31, 2017. The press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Castlight Health, Inc. with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated April 26, 2017, entitled “Castlight Health Announces First Quarter 2017 Results”
99.2	Amendment No. 1 to Warrant made and entered into as of April 24, 2017, by and among SAP Technologies, Inc. and Castlight Health, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date: April 26, 2017	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated April 26, 2017, entitled “Castlight Health Announces First Quarter 2017 Results”
99.2	Amendment No. 1 to Warrant made and entered into as of April 24, 2017, by and among SAP Technologies, Inc. and Castlight Health, Inc.